UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2006 (February 10, 2006)

STATE AUTO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-19289	31-1324304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 5.02(b) – Robert H. Moone

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2005 (see Item 8.01 therein), during the 2005 Annual Meeting of Shareholders, Robert H. Moone announced his pending retirement as Chairman, President and Chief Executive Officer of State Auto Financial Corporation (the “Company”). On February 10, 2006, in connection with the election of Robert P. Restrepo, Jr. as Mr. Moone’s successor (see Items 5.02(c) and (d), below), Mr. Moone resigned as Chairman and Chief Executive Officer and as a director of the Company. Mr. Moone will remain as President of the Company until March 3, 2006, and, pursuant to the terms of his employment agreement, as an employee of the Company until his retirement in May 2006.

Items 5.02(c) and (d) – Robert P. Restrepo, Jr.

On February 10, 2006, Robert P. Restrepo, Jr. was elected as Chairman and Chief Executive Officer and as a director of the Company. Mr. Restrepo’s election completes the process of choosing a successor to Robert H. Moone, who had previously announced his decision to retire from the Company (see Item 5.02(b), above).

Mr. Restrepo is 55 years old. From 2005 until joining the Company, Mr. Restrepo was the senior vice president of insurance operations for Main Street America Group, a property and casualty insurance company headquartered in Jacksonville, Florida. From 1998 until 2003, Mr. Restrepo was with Allmerica Financial Corp. (now known as Hanover Insurance Group), a property and casualty insurance company headquartered in Worcester, Massachusetts, most recently serving as president and chief executive officer for two of that company’s property and casualty insurance subsidiaries. In 1996, Mr. Restrepo joined Travelers Property and Casualty Insurance Company following Travelers’ acquisition of the property/casualty operations of Aetna Life and Casualty Company. From 1996 until 1998, Mr. Restrepo served as president and chief executive officer of Travelers’ personal lines. From 1972 to 1996, Mr. Restrepo served in numerous capacities related to the insurance operations of Aetna Life and Casualty Company.

The parties are in the process of negotiating the final terms of Mr. Restrepo’s employment agreement with the Company, but as of the filing of this Form 8-K, no employment agreement has been entered into by Mr. Restrepo or the Company. Once such an employment agreement has been entered into by Mr. Restrepo and the Company, a Current Report on Form 8-K will be filed by the Company under Items 1.01(a) and 5.02(c) providing a brief description of the material terms of such employment agreement.

Section 8 – Other Events

Item 8.01 Other Events.

On February 10, 2006, the Company issued a press release announcing the election of Robert P. Restrepo, Jr. as Chairman and Chief Executive Officer of the Company to succeed Robert M. Moone, who had previously announced his decision to retire from the Company. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by State Auto Financial Corporation on February 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: February 16, 2006	By	/s/ Steven J. Johnston
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by State Auto Financial Corporation on February 10, 2006.